UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.     )

Filed by the Registrant  ☒
Filed by a party other than the Registrant  ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
DexCom, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

dexcom
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Your vote matters!

Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report on Form 10-K

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting To Be Held On May 8, 2025 For Stockholders of Record as of March 13, 2025

DexCom, Inc.

Annual Meeting of Stockholders

Thursday, May 8, 2025 2:00 PM, Pacific Time

Annual Meeting to be held virtually via the Internet - please visit www.proxydocs.com/DXCM for more details.

To attend the meeting and participate, you must register online at www.proxydocs.com/DXCM by 5:00 PM, Eastern Time on May 6, 2025.

For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting go to www.proxydocs.com/DXCM.

To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet.

If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before April 28, 2025.

To order paper materials, use one of the following methods.

Internet:
www.investorelections.com/DXCM

Call:
1-866-648-8133

Email:
paper@investorelections.com

* If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material.

Your control number

Have the 12 digit control number located in the box above available when you access the website and follow the instructions.

SEE REVERSE FOR FULL AGENDA

Copyright © 2025 BetaNXT, Inc. or its affiliates. All Rights Reserved

DexCom, Inc. Annual Meeting of Stockholders

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:
FOR EACH OF THE NOMINEES IN PROPOSAL 1
FOR PROPOSALS 2, 3, 4 AND 5

PROPOSAL

1. To elect ten nominees for director, each to hold office until our 2026 annual meeting of stockholders:

   1.01 Kevin R. Sayer

   1.02 Steven R. Altman

   1.03 Nicholas Augustinos

   1.04 Richard A. Collins

   1.05 Karen Dahut

   1.06 Rimma Driscoll

   1.07 Mark G. Foletta

   1.08 Renée Galá

   1.09 Bridgette P. Heller

   1.10 Kyle Malady

2. To ratify the selection by the Audit Committee of our Board of Directors of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

3. To provide a non-binding advisory vote on the compensation of our named executive officers for the fiscal year ended December 31, 2024.

4. To approve our Amended and Restated 2015 Equity Incentive Plan (as amended and restated) to, among other things, increase the number of shares reserved for issuance thereunder by 3,400,000 shares.

5. To approve our Amended and Restated 2015 Employee Stock Purchase Plan to, among other things, increase the number of shares reserved for issuance thereunder by 8,000,000 shares.

6. Such other business properly brought before the meeting or any adjournment or postponement thereof.